ENTHEOS TECHNOLOGIES, INC.
                          Suite 311 - 15 Wertheim Court
                         Richmond Hill, Ontario L4B 3H7

                             Telephone: 905-709-8240


                                                                  May 30th, 2001


Dear Stockholders:

You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Entheos Technologies, Inc. The meeting will be held at 11:00 a.m., local time, on July 12th, 2001 at Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7. Enclosed are the official notice of this meeting, a proxy statement and a form of proxy.

At this meeting you will be asked to elect directors to serve until the next annual meeting, ratify the selection of the Company's independent auditors for 2001 and to vote on the Companys 2001 Stock Option Plan.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on May 30th, 2001, and to guests of the Company. If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting. If your shares are held by a broker, bank or other nominee, and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7.


BY ORDER OF THE BOARD OF DIRECTORS




/s/ Kesar S. Dhaliwal
---------------------
Kesar S. Dhaliwal
President & Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          OF ENTHEOS TECHNOLOGIES, INC.
                           TO BE HELD JULY 12th, 2001

To the Stockholders of Entheos Technologies, Inc.:

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Entheos Technologies, Inc., a Nevada corporation (the "Company"), will be held at Suite 311, 15 Wertheim Court, Richmond Hill, Ontario, L4B 3H7, on the 12th day of July, 2001, at 11:00 a.m. (local time) for the following purposes:

1. To elect 3 directors to the Board of Directors to serve until the next Annual Meeting of stockholders or until their respective successors are duly elected and have qualified;

2. To ratify the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditor for the fiscal year ending December 31st, 2001;

3. To consider and vote upon a proposal to adopt the Company"s 2001 Stock Option Plan and the reservation of 20,000,000 shares of Common Stock for issuance thereunder;

4. To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

     Pursuant to the Company's Bylaws (the "Bylaws"), the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof shall be the close of business on May 30th, 2001. Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 2000 Annual Report to Stockholders, in the form of the 10-KSB filed with the Securities and Exchange Commission, which includes audited financial statements, has been included in this mailing to stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail or telefax (905)709-8192 the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS




/s/ Kesar S. Dhaliwal
---------------------
Kesar   S.   Dhaliwal,
President & Chief Executive Officer
Richmond Hill, Ontario May 30th, 2001

                           ENTHEOS TECHNOLOGIES, INC.
                          15 WERTHEIM COURT, SUITE 311
                         RICHMOND HILL, ONTARIO, L4B 3H7

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JULY 12th, 2001


                    SOLICITATION AND REVOCABILITY OF PROXIES


     The accompanying proxy is solicited by the Board of Directors on behalf of Entheos Technologies, Inc., a Nevada corporation (the "Company"), to be voted at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on July 12th, 2001 at the time and place and for the purposes set forth in the accompanying Notice of Annual Stockholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted FOR the election of the nominees listed thereon, FOR the ratification of the independent auditor, FOR the adoption of the Company"s 2001 Stock Plan and in their discretion with respect to any other matters that may properly come before the stockholders at the Annual Meeting.

     The executive offices of the Company are located at, and the mailing address of the Company is, Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7.

     Management does not anticipate that any matters will be presented at the Annual Meeting other than matters set forth in the Notice.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about May 31st, 2001. The Company's Annual Report on Form 10-KSB (the "2000 Annual Report"), which serves as the Annual Report to Stockholders, covering the Company's fiscal year ended December 31st, 2000, is attached.

     Any stockholder of the Company giving a proxy has the right to revoke their proxy at any time prior to the voting thereof by voting in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Kesar S. Dhaliwal, President, Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7; no such written notice shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telefax, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.00001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the 2000 Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

QUORUM AND VOTING

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on May 30th, 2001 (the "Record Date"). On the Record Date, there were 49,264,808 shares of Common Stock issued and outstanding.

     Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting, and neither the Company's Certificate of Incorporation (the "Certificate of Incorporation") nor its Bylaws allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes represented and entitled to vote at the Annual Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the Annual Meeting and, accordingly, will have the effect of a vote "against" all other matters to be acted upon.

     Proxies in the accompanying form which are properly executed and returned to the Company will be voted at the Annual Meeting in accordance with the instructions contained in such proxies and, at the discretion of the proxy holders, on such other matters as may properly come before the meeting. Where no such instructions are given, the shares will be voted for the election of each of the nominees for director and the ratification of Clancy and Co P.L.L.C. as the independent auditor.

     A stockholder that intends to present a proposal at the 2002 annual Meeting of Stockholders for inclusion in the Company's proxy statement and form of proxy relating to such meeting must submit such proposal by January 31st, 2002. The proposal must be mailed to the Company's offices at Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7.

SUMMARY

www.whatsonline.com

The Company's website www.whatsonline.com was developed as a portal for Internet streaming media content. Streaming media technology has enhanced the graphical capabilities of the Internet. Prior to streaming technology, users could not play audio or video clips until they had been downloaded in their entirety, resulting in significant waiting times.

Traditionally, web servers have functioned by transmitting information requests as quickly as possible, disconnecting, and then serving other requests. Web browsers receive this information and assemble it on the computer screen for viewing. This type of transmission works well for static graphics and text; ___ however, it is very problematic for moving images and sound from video, animation and music because the files are very large and cannot be transmitted in a reasonable time frame. The download time for these large files.

With streaming media technology, data is transmitted to the user as the media is viewed, in a continuous connection. This continuous stream is similar to watching television or listening to the radio, where the images or audio is received just before you see the image or hear the sounds. The advantage of streaming media technology over television and radio is that the user may view or listen to the clip at any time, rather than when the radio or television station chooses to air it.

On March 21, 2001, the Company announced its plans to sell www.whatsonline.com due to low traffic volume and a lack of meaningful revenues. This sale has not been completed.

www.callapro.com

Our website, www.callapro.com, is an online marketplace providing expert advice and services to homeowners through a network of qualified home improvement professionals, a comprehensive resource center, with links to over 10,000 third party home related web sites, informative feature articles, and a broad suite of valuable proprietary tools.

Using our free quote service and comprehensive resource center, homeowners visiting Callapro.com are able to find, select and work with home improvement professionals. Professionals, who are members of Callapro.com's professional network, are able to grow their business by responding to a homeowner's request for a quote.

The home improvement marketplace is one of the largest and most fragmented markets in North America. According to the National Association of Home Builders, over $126 billion dollars were spent on residential home improvement projects in 1999. Serving this marketplace is an estimated 900,000 home improvement professionals including, tradesmen, contractors, designers and architects.

On March 21, 2001, the Company announced its plans to sell www.callapro.com due to low traffic volume and a lack of meaningful revenues. This sale has not been completed.

Email Solutions Inc.

Through its wholly owned subsidiary, Email Solutions, Inc., we are evolving as an Application Service Provider ("ASP") developing reliable, scalable, real time, high volume outsourced email services. An ASP is a third-party service firm, which deploys, manages, and remotely hosts pre-packaged software applications through centrally located servers. As businesses rely more on email services to communicate with and market to existing and potential customers, the costs and resources required to implement email communication systems in-house may lead many companies to seek an outsourced solution to their email services needs. By outsourcing their email service functions clients eliminate the need to lease, buy and continually upgrade bandwidth, hardware and software, and recruit and retain systems engineers and skilled personnel to run and monitor their email service systems and campaigns. Currently, we have engineered and are now developing an application capable of delivering over 1,000,000 customized (mail-merged) messages per hour, with a technology backbone capable of handling upwards of 20,000,000 emails per day.

     The Company's 2000 Annual Report provides a review of the Company's operations during the past year and is attached.

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement.

     This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this Proxy Statement and the exhibits hereto.

The Meeting

Date, Time and Place of the Annual Meeting

     The Annual Meeting of Entheos Technologies, Inc. is scheduled to be held on July 12th, 2001, at 11:00 a.m. (local time) at Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7.

Record Date

     Only holders of record of shares of Common Stock at the close of business on May 30th, 2001 are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

     Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes cast with a quorum present at the Annual Meeting will be required for the approval of all other matters to be voted upon.

Accountants

     Clancy and Co. P.L.L.C. has been selected by the Company to act as its independent auditor for 2001. It is not expected that the representatives of Clancy and Co. P.L.L.C. will attend the Annual Meeting or be available to answer questions from the stockholders.

Recommendations

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"), VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CLANCY AND CO PLLC AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001 ("PROPOSAL 2") AND APPROVE THE COMPANY"S 2001 STOCK OPTION PLAN ("PROPOSAL 3").

                                 PROPOSAL NO. 1:

                            ELECTION OF BOARD MEMBERS

Nominees

     The Company's Board of Directors is currently comprised of three directors. Each of the nominees is presently a director of the Company. If so directed in the enclosed proxy, the persons named in such proxy will vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until next annual meeting of the stockholders or until their respective successors shall have been duly elected and qualified.

Information Concerning Nominees

Name                       Age      Position                                    Director/Officer Since
----                       ---      --------                                    ----------------------
Kesar S. Dhaliwal          39       President, CEO & Director                   December 1998
Harmel S. Rayat            39       Director& Chairman                          March 1996
Herdev S. Rayat            43       Treasurer, Secretary & Director             April 2001


     The Board of Directors does not contemplate that any of the above named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. Aside from Mr. Harmel S. Rayat being the brother of Mr. Herdev S. Rayat, no other nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

     Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting.

     The Board of Directors regard all of the individuals being nominated to the Board as extremely competent professionals with many years of experience in different fields of endeavor, including sales and marketing, computer software, internet, corporate finance and development. The Board feels that this collective base of experience and knowledge is crucial in the overall development of the Company's business.

Information Concerning Current Officers and Directors

     The following narrative describes the positions held by the Company's current officers and directors. During 2001, the Board met once.

KESAR S. DHALIWAL (Age 39) President and Chief Executive Officer, Director. Mr. Dhaliwal has international business management experience in North America, Asia and Europe. Between 1993 and just prior to joining WhatsOnline.com in December 1998, Mr. Dhaliwal lead two technology companies which developed and marketed real time Internet based information technology platforms to financial services institutions. From 1986 through 1993, Mr. Dhaliwal was the Chief Strategic Officer and Investment Officer for a large multi-national Singapore based conglomerate. His duties included expanding the company's diverse operations into shipping, construction, hospitality and entertainment. From 1984 through 1986, Mr. Dhaliwal was president of an international hospitality company, where he developed and executed the company's expansion strategy from North America to Europe and Asia. Mr. Dhaliwal joined the Company as a director and its President and Chief Executive Officer on December 1st, 1998.

HARMEL S. RAYAT (Age 39) Chairman, Director. Mr. Rayat has been in the venture capital industry since 1981 and since January 1993 has been the president of Hartford Capital Corporation, a company that provides financial consulting services to emerging growth corporations. Mr. Rayat is also a Director of EquityAlert.com, Inc., MedCare Technologies, Inc and Zeta Corporation. Mr. Rayat has served as a Director of the Company since March 18th, 1996.

HERDEV S. RAYAT (Age 43), Secretary, Treasurer, Director. Since 1994, Mr. Rayat has served as President of Thor West Management Group, a privately held management and consulting services company. Mr. Rayat is also a Director of e.Deal.net, Inc. He has served on the Board of Entheos Technologies since April 10, 2001.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to
Section 16(a). Information is detailed in the Security Ownership or Management and Principal Stockholders sections of this proxy.

     Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 2000 all filing requirements applicable to its directors and executive officers were satisfied.

Director Compensation

     The Company's employees receive no extra pay for serving as directors. Non-employee directors are reimbursed for any out-of-pocket meeting expenses and are compensated with stock options.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                                 PROPOSAL NO. 2:

         THE RATIFICATION OF THE APPOINTMENT OF CLANCY AND CO. P.L.L.C.
                      AS THE COMPANY'S INDEPENDENT AUDITOR

     The Board of Directors has selected Clancy and Co., P.L.L.C. as independent public accountants for the Company for the fiscal year ending December 31, 2001, subject to ratification of the selection by shareholders. Clancy and Co., P.L.L.C. has served as independent public accountants for hte Company in the past. To the knowledge of the Company, at no time has Clancy and Co., P.L.L.C.
has any direct or indirect financial interest in or any connection with the Company or any of its subsidiaries other than in connection with services rendered to the Company as described below.

     The selection of Clancy and Co., P.L.L.C. was based on the recommendation of the Board. The Company has no audit, nominating or compensation committees. It is not expected that the representatives of Clancy and Co., P.L.L.C. will attend the Annual Meeting. Clancy and Co. have not indicated their desire to make a statement. They will respond to written questions submitted to the Company.

     During and for the year ended December 31, 2000, Clancy and Co., P.L.L.C. provided the following audit, audit-related and otehr professional services for the Company. The services were as follows:

- The audit of the annual financial statements included in the Company's Form 10-K and the review of unaudited quarterly financial statements included in the Company's Form 10-Q's;

- The audit of the annual financial statements of the Company's employee benefit plans and other statutory audits;

-    Consultation and comfort letter for various tax and accounting matters; and

-    Certain other professional services.

     The costs of providing these services during and for the year ended December 31, 2000, by specified category, were as follows:

          Audit  Fees:  $8,500  These fees  covered  the audit of the  Company's
     annual  financial   statements  and  reviews  of  its  quarterly  financial
     statements.

          Financial Information Systems Design and Implementation Fees: None

          All Other Fees: $600 These fees covered services principally involving internal audit support and income tax consulting.


     It is not expected that the representatives of Clancy and Co., P.L.L.C will attend the Annual Meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CLANCY AND CO. P.L.L.C. AS THE COMPANY'S INDEPENDENT AUDITOR.

                                PROPOSAL NO. 3:

              THE ADOPTION OF THE COMPANY'S 2001 STOCK OPTION PLAN
      AND RESERVE 20,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

The Board of Directors views the issuance of stock options to directors, consultants and employees as necessary in order to attract and maintain the services of individuals essential to the Company's long-term success. The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants and advisors of the Company and its affiliates, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. A copy of the Company's 2001 Stock Option Plan (the "Plan") is included with this Proxy Statement as Exhibit A.

The Plan will be administered by the Board of Directors and is designed to provide the Board of Directors with flexibility in the type of compensation awards that can be issued. The Plan allows for the Board of Directors to issue stock options, restricted share awards, performance share awards and share appreciation rights, to select the persons to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Please refer to Exhibit A for additional details.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 2001 STOCK OPTION PLAN AND RESERVATION OF 20,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

Security Ownership of Management and Principal Stockholders

     The following table sets forth, as of April 20, 2001, the beneficial ownership of the Company's Common Stock by each nominee, director and executive officer of the Company, each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

                                                     Number of Shares
Person or Group                                      of Common Stock                      Percent
Harmel S. Rayat (1)                                     16,841,200                          34.2%
216-1628 West First Avenue
Vancouver, B.C.  V6J 1G1 Canada

Kesar S. Dhaliwal (2)                                   4,800,000                           9.7%
311- 15 Wertheim Court
Richmond Hill, Ontario L4B 3H7

Herdev S. Rayat (2)                                     1,500,000                           3.0%
216-1628 West First Avenue
Vancouver, B.C.  V6J 1G1 Canada

Directors and Executive Officers                       23,141,200                           46.9%
as a group (3 persons)


(1) Includes 600,000 shares which may be acquired pursuant to options granted and exercisable under the Company's 1997 option plan and 241,200 shares held by Tajinder Chohan, Mr. Rayat's wife. Additionally, other members of Mr. Rayat's family hold 660,000 shares and 500,000 shares which may be acquired pursuant to options granted and exercisable under the Company's 1997 option plan. Mr. Rayat disclaims beneficial ownership of the shares beneficially owned by his wife and other family members.

(2) Includes 4,800,000 and 220,000 shares for Mssrs. K. Dhaliwal and H. Rayat, which may be acquired pursuant to options granted and exercisable under the Company's 1998 and 1997 option plans.


Voting Intentions of Certain Beneficial Owners and Management.

     The Company's directors and officers have advised the Company that they will vote the 23,141,200 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement. These shares represented 46.9% of the outstanding Common Stock of the Company as of April 20, 2001.

Remuneration and Executive Compensation

     The following table shows, for the three-year period ended December 31, 2000, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 2000 that exceeded $100,000.

                           Summary Compensation Table
                                                                               Securities
                                                                               Underlying
Name and                                                                       Options       All Other
Principal Position                    Year    Salary      Bonus    Other       Granted       Compensation
------------------                    ----    ------      -----    -----       -------       ------------
Kesar S. Dhaliwal                     2000    $123,526      $0     $1494               0            $0
CEO, President, Director              1999     $76,712      $0        $0               0            $0
                                      1998          $0      $0        $0       4,800,000            $0

Harmel S. Rayat                       2000     $12,000      $0        $0               0            $0
Chairman, Director                    1999    $200,000      $0        $0               0            $0
                                      1998          $0      $0        $0               0            $0

Herdev S. Rayat                       2000          $0      $0        $0               0            $0
Secretary, Treasurer, Director        1999          $0      $0        $0               0            $0
                                      1998          $0      $0        $0               0            $0


STOCK OPTION GRANTS IN 2000

     Shown below is further information regarding employee stock options awarded during 2000 to the named officers and directors:


                           Number of     % of Total
                           Securities    Options
                           Underlying    Granted to     Exercise    Expiration
Name                       Options       Employees      Price       Date
----                       -------       ---------      -----       ----
None


AGGREGATED OPTION EXERCISES DURING 2000 AND YEAR-END OPTION VALUES

     The following table shows certain information about unexercised options at year-end with respect to the named officers and directors:

                              Common Shares
                              Underlying                               Value of Unexercised
                              Unexercised Options                      In-The-Money Options
                              on 12/31/00                              on 12/31/00
Name                          Exercisable        Unexercisable         Exercisable          Unexercisable
----                          -----------        -------------         -----------          -------------
Kesar S. Dhaliwal                 800,000         4,000,000                   $0               $0
Harmel S. Rayat                                     600,000                   $0               $0
Herdev S. Rayat                                     220,000                   $0               $0


     The value of the options is calculated using the fair market value of the Company's Common Stock on December 31, 2000 ($0.09 per share) minus the exercise price per share, of the in-the-money options, multiplied by the number of shares subject to each option.

EMPLOYMENT CONTRACTS

     The Company does not have any employment contracts with any of its officers or employees.

RELATED TRANSACTIONS

On September 15, 2000, Entheos Technologies, Inc. entered into an agreement with EquityAlert.com, Inc. pursuant to which it purchased 100% of the voting common shares of EquityAlert.com's wholly owned subsidiary, Email Solutions, Inc., a Nevada Corporation, for $283,000. Email Solutions, Inc.'s assets consist primarily of software and computer hardware equipment used for emailing. Subsequent to the purchase of Email Solutions, the Company began providing emailing services for EquityAlert.com, from which it received $153,711 during the last quarter 2000.

Mr.  Harmel  S.  Rayat,   a  Director  and  majority   shareholder   of  Entheos
Technologies,   Inc.   is  also  a  Director   and   majority   shareholder   of
EquityAlert.com, Inc.

During 2000, the Company purchased CDN$62,000.00 of computer hardware and software from a company controlled by the wife of the Company's President and Chief Executive Officer. This hardware and software was purchased at cost and delivered during the first quarter of 2001.

Copies of Form 10-KSB

     The Company hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement has been delivered, on the written request of any such person, an additional copy of the Company's most recent Form 10-KSB. Written requests for such copies should be directed to Herdev S. Rayat, the Secretary of the Company, at Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7. A copy of the Form 10-KSB which serves as the Company's annual report is attached to this Proxy Statement.